EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-42323 and 33-57176.

                                                             ARTHUR ANDERSEN LLP

Miami, Florida,
  March 25, 1996.